EXHIBIT 10.18

                       FIRST AMENDMENT TO PURCHASE WARRANT

     This FIRST AMENDMENT TO PURCHASE WARRANT ("Amendment") is made as of this 28th day of April, 2004 by and between FONAR CORPORATION, a Delaware corporation (the "Company"), and THE TAIL WIND FUND LTD. ("Holder").

                              W I T N E S S E T H:

     WHEREAS, pursuant to that certain Purchase Agreement ("Purchase Agreement") dated as of May 24, 2001 by and between the Company and the Holder, the Company sold and issued to the Holder on May 24, 2001, among other securities, a purchase warrant ("Warrant") expiring May 24, 2006 to purchase 659,501 shares of the Company's Common Stock, par value $0.0001 per share ("Common Stock"), which Warrant provides for adjustment of the Warrant Price and number of unexercised Warrant Shares remaining under Warrant due to issuances of Common Stock by the Company in accordance with the terms set forth therein; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Warrant;

     WHEREAS, the 659,501 Warrant Shares initially underlying the Warrant were registered for resale pursuant to a registration statement (file no. 333-63782) originally filed with the SEC under the Securities Act of 1933, as amended ("Securities Act"), on June 25, 2001 and declared effective November 1, 2001 ("Registration Statement"); and

     WHEREAS, in lieu of effectuating adjustments to the Warrant due to past issuances of Common Stock by the Company, the parties desire to amend the terms of the Warrant as provided herein;

     NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments. Notwithstanding anything contained in the Warrant, the Warrant shall be amended as follows:

     (a) Warrant Price. The Warrant Price under the Warrant shall equal $0.79 per share of Common Stock of the Company, subject to further adjustment in accordance with the terms of the Warrant as amended hereby;

     (b) Warrant Shares. The number of unexercised Warrant Shares remaining under the Warrant as of the date hereof shall equal 1,000,000 Warrant Shares; the parties acknowledge that none of the Warrant Shares have been exercised;

     (c) Adjustment for Securities Issuances. Clauses 9(d)(A) and 9(d)(B) (and the colon preceding such clauses) shall be deleted in their entirety and replaced with the following: "the Warrant Price, then in each such case, the Warrant Price in effect immediately prior to such issue or sale shall be automatically reduced effective concurrently with such issue or sale to an amount determined by multiplying the Warrant Price then in effect by a fraction,
(x) the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale, plus (2) the number of shares of Common Stock which the aggregate consideration received by the Company for such additional shares would purchase at the Warrant Price, and
(y) the denominator of which shall be the number of shares of Common Stock of the Company outstanding immediately after such issue or sale."

     In addition, the second sentence of the second paragraph of 9(d) reading, "For purposes of the preceding paragraph, in the event that the effective purchase price is less than both the Fair Market Value and the Warrant Price, then the calculation method which yields the greatest downward adjustment in the Warrant Price shall be used," shall be deleted.

     (d) Term. The term of the Warrant shall be extended three (3) years such that the Expiration Date under the Warrant shall be May 24, 2009.

     (e)  Beneficial  Ownership  Cap. The  Restricted  Ownership  Percentage  in
Section 18(a) shall be reduced from 9.9% to 4.9%. All of Section 18(b) shall be deleted except for the last paragraph.

     (f) Additional Exclusion from Adjustments. Section 9(d) shall be amended to provide that neither the price nor number of Warrant Shares covered by this Warrant shall be adjusted by any issuance of up to 1,500,000 shares of the Company's Common Stock to the stockholders of Advanced Medical Diagnostics Corporation, a majority-owned subsidiary of Fonar ("AMD"), in exchange for their shares of stock of AMD (which shall not be a capital raising transaction).

     (g) No Liability for Not Giving Notice. The Company shall have no liability to the Holder for failure in the past to notify the Holder of any adjustments to the price or number of Warrant Shares that may have resulted from past issuances of Common Stock by the Company, whether under the terms of the Warrant, the Purchase Agreement, the Registration Rights Agreement or otherwise (provided that this provision shall not affect liability for adjustment notices required in the future).

2. Replacement Warrant. The Company agrees to promptly execute and deliver to the Holder a replacement Warrant reflecting the foregoing amendments in substitution of the originally issued Warrant, the form of which replacement Warrant is attached hereto as Exhibit A. The Company shall deliver such replacement Warrant to the Holder's counsel or as otherwise directed by the Holder promptly following the return to the Company of the originally issued Warrant. Notwithstanding any delay in the exchange of the replacement Warrant for the original Warrant, the amendment contained herein shall become effective upon the execution and delivery of this Amendment, subject to the condition precedent set forth in Section 4 hereof.

3. Registration Rights.

     (a) Prospectus Supplement. Within three (3) business days following the date hereof, the Company shall, at its sole cost and expense and in accordance with the Securities Act, file a prospectus supplement to the Registration Statement with the SEC covering the changes to the Warrant described herein.

     (b) Registration Rights. In the event that there are an insufficient number of shares remaining covered by Registration Statement, the Company shall, at its sole cost and expense and in accordance with the Securities Act, use its best efforts (1) to promptly file and have declared effective a resale registration statement on the appropriate form under the Securities Act with the SEC covering all additional Warrant Shares issued or issuable upon exercise of the Warrant which are not covered by the Registration Statement, and (2) to keep such registration statement current and effective until all such shares covered thereby are available for resale pursuant to Rule 144(k) under the Securities Act, or until such earlier date as all such shares covered thereby shall have been sold ("Registration Period"). All the terms and conditions of the Registration Rights Agreement dated as of May 24, 2001 by and between the Company and the Holder ("Registration Rights Agreement"), shall apply mutatis mutandis to the registration of such Warrant Shares and the continued
registration  of Warrant  Shares  under the  Registration  Statement,  including without limitation the indemnification and contribution provisions contained therein, and all such terms are incorporated by reference herein, provided that
(a) the Registration Date for any such new registration statement shall mean the date which is six (6) months following the date on which counsel to either the Company or Holder makes a reasonable determination that an insufficient number of shares remain covered by the Registration Statement, and (b) the "Registration Period" with respect to such new registration statement shall have the meaning set forth in the previous sentence.

     (c) Amendment to Registration Rights Agreement. The Registration Rights Agreement is hereby amended such that the "Registration Period" as defined therein shall continue from the date hereof until all such shares covered thereby are available for resale pursuant to Rule 144(k) under the Securities Act or until such earlier date as all such shares covered by the applicable Registration Statement have been sold.

4. Condition Precedent. This Amendment is being executed concurrently with an Amendment to Callable Warrant dated the date hereof and will not be effective until such Amendment to Callable Warrant is also effective.

5. Miscellaneous.

     (a) Full Force and Effect. Except as otherwise expressly provided herein, each of the Purchase Agreement, the Registration Rights Agreement, the Warrant, the First and Second Amendments to Callable Warrant, and the other agreements and transactions contemplated thereby shall remain in full force and effect, to the extent they are presently in force, provided, however, that to the extent any provision thereof is inconsistent with any of the terms of this Amendment, the provisions of this Amendment will apply.

     (b) Consent to Jurisdiction, Etc. Each of the Company and Holder agree that any legal action or proceeding relating to or arising out of or under this Amendment may be brought in the state or federal courts in the State of New York, County of New York, and each party accepts with regard to any such action or proceeding for itself and in respect to its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each party further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified U.S. mail, postage prepaid, to it at its addresses provided in the Purchase Amendment, such service to become effective upon receipt or five (5) days after such mailing, whichever shall first occur. To the fullest extent permitted by applicable law, each party hereby waives, and agrees not to assert, by way of motion, defense, counterclaim or otherwise, in any such suit, action or proceeding any claim that (i) it is not personally subject to the jurisdiction of any of the above-named courts by reason of any immunity or otherwise, (ii) its properties are exempt or immune from setoff, execution or attachment, either prior to judgment or in aid of execution or (iii) any suit, action or proceeding so brought is in an inconvenient forum or that the venue of the suit, action or proceeding is improper or that the subject matter hereof may not be enforced in or by such courts.

     (c) Authority. Each party hereto hereby represents and warrants to the other party that the execution and delivery by such party of this Amendment, and the performance by such party of its obligations hereunder, have been duly and validly authorized by such party, with no other action on the part of such party being necessary. This Amendment has been duly and validly executed and delivered by such party and constitutes a legal, valid and binding obligation of such party enforceable against such party in accordance with its terms.

     (d) Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York.

     (e) Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally, by courier or by facsimile transmission or mailed (first class postage prepaid) to the parties at the addresses or facsimile numbers set forth in the Purchase Agreement.

     (f) Counterparts. This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. This Amendment may be executed by facsimile.

     (g) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.

     (h) Assignment; Successors. Neither Holder nor the Company may assign this Amendment or its respective rights or obligations hereunder without the prior written consent of the other, which may not be unreasonably withheld or delayed. This Amendment shall be binding upon the Company's successors.

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     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed as of the date first written above.



                                               FONAR CORPORATION

                                               By:/s/Raymond V. Damadian
                                               Raymond Damadian, M.D., President



                                               THE TAIL WIND FUND LTD.
                                               By:      TAIL WIND ADVISORY AND
                                               MANAGEMENT LTD., as
                                               investment manager

                                                         By: /s/David Crook
                                                         Name:    David Crook